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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 18, 1997
                                                          -------------


                         BRISTOL RETAIL SOLUTIONS, INC.
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               (Exact name of Registrant as specified in charter)


         DELAWARE                      0-21633                  58-2235556
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(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)


5000 BIRCH STREET, SUITE 205, NEWPORT BEACH, CALIFORNIA            92660
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 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code (714) 475-0800
                                                          --------------


                        BRISTOL TECHNOLOGY SYSTEMS, INC.
                 18201 VON KARMAN, SUITE 305, IRVINE, CALIFORNIA
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         (Former name or former address, if changed, since last report.)


                                Page 1 of 6 Pages
                           Exhibit Index is on Page 4


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ITEM 5.  OTHER EVENTS.

         On July 18, 1997, Bristol Technology Systems, Inc., a Delaware corporation (the "Company"), filed with the Delaware Secretary of State a Certificate of Amendment to the Company's Certificate of Incorporation changing the Company's name from "Bristol Technology Systems, Inc." to "Bristol Retail Solutions, Inc." The Certificate of Amendment to the Company's Certificate of Incorporation was approved by the stockholders of the Company at its 1997 Annual Meeting of Stockholders held on May 20, 1997. The Board of Directors of the Company proposed the name change to its stockholders because the Board of Directors believes that the name change will preserve the name recognition of "Bristol," while better reflecting the Company's business of retail automation systems. A copy of the Certificate of Amendment is attached hereto as Exhibit
3.1. In connection with this name change the Company changed its NASDAQ SmallCap market symbols to BRTL for the Common Stock and BRTLW for the Class A Redeemable Common Stock Purchase Warrants.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Listed below are the financial statements, pro forma financial information and exhibits, if any filed as part of this report.

Exhibit
Number             Description
------             -----------

  3.1 Certificate of Amendment of Certificate of Incorporation as filed with the Delaware Secretary of State on July 18, 1997


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               BRISTOL TECHNOLOGY SYSTEMS, INC.


                                               By:  /s/ ROGER MONACO
                                                    ------------------------
Date: July 18, 1997                                 Roger Monaco
                                                    Senior Vice President,
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

         Listed below are the financial statements, pro forma financial information and exhibits, if any filed as part of this report.

Exhibit                                                           Sequentially
Number    Description                                             Numbered Page
------    -----------                                             -------------

  3.1     Certificate of Amendment of Certificate of                    5
          Incorporation as filed with the Delaware
          Secretary of State on July 18, 1997


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